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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                OCTOBER 27, 2000
                Date of Report (Date of earliest event reported)



                         Commission file number 1-10841

                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)


               DELAWARE                                       86-0572343
     (State or other jurisdiction of                       (I.R.S. employer
     incorporation or organization)                       identification no.)


   15110 N. DALLAS PARKWAY, SUITE 600
             DALLAS, TEXAS                                      75248
(Address of principal executive offices)                      (Zip code)


                                 (972) 789-7000
              (Registrant's telephone number, including area code)


                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)


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CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                                     I.R.S. EMPLOYER       JURISDICTION
                                                              COMMISSION             IDENTIFICATION             OF
NAME                                                           FILE NO.                   NO.                 INCORP.
----                                                         ------------            ---------------       ------------
Atlantic Greyhound Lines of Virginia, Inc.                   333-27267-01              58-0869571             Virginia

GLI Holding Company                                          333-27267-04              75-2146309             Delaware

Greyhound de Mexico, S.A. de C.V.                            333-27267-05                 None                Republic of
                                                                                                              Mexico

Sistema Internacional de Transporte de Autobuses, Inc.       333-27267-08              75-2548617             Delaware

Texas, New Mexico & Oklahoma Coaches, Inc.                   333-27267-10              75-0605295             Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                      333-27267-11              75-1188694             Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.                                    333-27267-12              03-0164980             Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671

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                     GREYHOUND LINES, INC. AND SUBSIDIARIES


ITEM 5. OTHER EVENTS

On October 24, 2000, Greyhound Lines, Inc. ("Greyhound" or the "Company") entered into a two year $125 million revolving credit facility, with a $25 million letter of credit sub-facility, ("Revolving Credit Facility") with Foothill Capital Corporation ("Foothill"), which management believes will be sufficient to satisfy its projected seasonal and ongoing working capital needs, as well as its near-term capital expenditure needs. With the closure of this agreement, Greyhound, an operating company of Laidlaw Inc. ("Laidlaw"), will be independent of its parent company for financing purposes.

Upon completion of this transaction, $43 million of intercompany amounts due to Laidlaw were paid by Greyhound, with all remaining intercompany amounts then due converting to an intercompany loan subordinate to the Revolving Credit Facility. The intercompany loan matures 91 days after the maturity of the Foothill agreement.

Letters of credit or borrowings are available under the Revolving Credit Facility subject to a maximum of $125 million based upon 85% of the appraised wholesale value of certain bus collateral and 50% of the fair market value (based on appraisals to be obtained) of certain real property collateral. The Company currently has availability under the Revolving Credit Facility of $87.5 million and, after obtaining current appraisals on the real property collateral and pledging additional buses, anticipates having full availability by December 31, 2000.

Borrowings under the Revolving Credit Facility will initially bear interest at a rate equal to Wells Fargo Bank's prime rate plus 0.50% per annum or LIBOR plus 2.0% as selected by Greyhound. After December 31, 2000, the interest rates will be subject to quarterly adjustment based upon Greyhound's ratio of debt to EBITDA for the four previous quarters. Initially, letter of credit fees will be 2.00% per annum based upon the maximum amount available to be drawn under each letter of credit. After December 31, 2000, letter of credit fees will be based on the then applicable LIBOR margin.

The Revolving Credit Facility is secured by liens on substantially all of the assets of the Company and the stock and assets of certain of its subsidiaries. The Revolving Credit Facility is subject to certain affirmative and negative operating and financial covenants, including maximum total debt to EBITDA ratio; minimum EBITDA to interest ratio; minimum shareholder's equity; limitation on non-bus capital expenditures; limitations on additional liens, indebtedness, guarantees, asset disposals, advances, investments and loans; and restrictions on the redemption or retirement of certain subordinated indebtedness or equity interests, payment of dividends and transactions with affiliates, including Laidlaw.

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are competitive pressures, changes in pricing policies, business conditions in the marketplace, general economic conditions, timeliness of obtaining updated real estate appraisals and the risk factors detailed from time to time in Greyhound's periodic reports and registration statements filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

  99.1  Loan and Security Agreement among Greyhound Lines, Inc., as Borrower, the Financial Institutions named as Lenders, and Foothill Capital Corporation as Agent dated October 24, 2000.

                                       3

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2000

                           GREYHOUND LINES, INC.

                           By: /s/ Jeffrey W. Sanders
                               -------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                           ATLANTIC GREYHOUND LINES OF
                           VIRGINIA, INC.

                           By: /s/ Jeffrey W. Sanders
                               -------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                           GLI HOLDING COMPANY

                           By: /s/ Jeffrey W. Sanders
                               -------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                           GREYHOUND de MEXICO, S.A. de C.V.

                           By: /s/ Cheryl W. Farmer
                               -------------------------------------------------
                               Cheryl W. Farmer
                               Examiner

                           SISTEMA INTERNACIONAL de TRANSPORTE
                           de AUTOBUSES, INC.

                           By: /s/ Jeffrey W. Sanders
                               -------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                           TEXAS, NEW MEXICO & OKLAHOMA
                           COACHES, INC.

                           By: /s/ Jeffrey W. Sanders
                               -------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                           T.N.M. & O. TOURS, INC.

                           By: /s/ Jeffrey W. Sanders
                               -------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                           VERMONT TRANSIT CO., INC.

                           By: /s/ Jeffrey W. Sanders
                               -------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1            Loan and Security Agreement among Greyhound Lines, Inc., as
                Borrower, the Financial Institutions named as Lenders, and Foothill Capital Corporation as Agent dated October 24, 2000.